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                                                                   EXHIBIT 10(d)


[LOGO OF UNION TRUST] Union Trust Company               Guaranty and Suretyship
                                          Agreement - Corporation/Partnership -
                                                        Commercial (Connecticut)

                                                                    July 6, 1995
                                                               -----------    --

To induce First Fidelity Bank (the "Bank") to make loans, extensions of credit or other financial accommodations to STAR STRUCK, INC. (the "Borrower"), now or
                                    -------------------
in the future, to secure the observance, payment, and performance of the Liabilities (as defined below) and with full knowledge that the Bank would not make the said loans, extensions of credit, or financial accommodations without this Guaranty and Suretyship Agreement (together with any amendments or modifications hereto in effect from time to time, the "Guaranty"), which shall be a contract of suretyship, the Guarantor (as defined below), jointly and severally and unconditionally, and intending to be legally bound hereby, agrees as follows:

A. Liabilities Secured. The Guarantor, jointly and severally, hereby guarantees the full, prompt, and unconditional payment of the Liabilities (as defined below), when and as the same shall become due, whether at the stated maturity date, by acceleration, or otherwise, and the full, prompt, and unconditional performance of each and every term and condition of every transaction to be kept and performed by the Borrower and any other Obligor under the Loan Documents (as defined below). This Guaranty is a primary obligation of the Guarantor and shall be a continuing inexhaustible Guaranty without limitation as to amount or duration and may not be revoked except by notice in writing by the Guarantor to the Bank and received by the Bank at least thirty (30) days prior to the date set for such revocation. No such notice shall affect the Guarantor's liability under this Guaranty for any loan, extension of credit or other financial accommodation made to or committed to be made to the Borrower or any Obligor by the Bank and/or any Affiliate occurring prior to the effective date of the revocation, regardless of whether such loan, extension of credit or financial accommodation is made before or after notice of revocation.

B. Definitions. As used herein, the following terms shall have the following meanings:

     1. Affiliate. The term "Affiliate" means First Fidelity Bancorporation and any of its direct and indirect affiliates and subsidiaries.

     2. Collateral. The term "Collateral" means all property of the Guarantor and/or any Obligor, now or hereafter in the possession of the Bank or any Affiliate, in any capacity whatsoever including, but not limited to, any balance or share of any deposit, trust or agency account, and all property and assets of the Guarantor and/or any Obligor now or hereafter subject to a security agreement, pledge, mortgage, assignment, or other document or agreement granting the Bank or any Affiliate a security interest therein or lien or encumbrance thereon.

     3. GAAP. The term "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

     4. Guarantor. The term "Guarantor" means all of the persons and entities who are signatories to this Guaranty other than the Bank.

     5. Liability. The term "Liability" or "Liabilities" means any and all obligations and indebtedness of every kind and description of the Borrower owing to the Bank or to any Affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law, by overdraft, or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs, and/or allocated fees and costs of the Bank's in-house legal counsel, that have been or may hereafter be contracted or incurred.

     6. Loan Documents. The term "Loan Documents" means this Guaranty, and any and all credit accommodations, notes loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof.

     7. Obligor. The term "Obligor" means the Borrower and each and every maker, endorser, guarantor, or surety, including, without limitation, the Guarantor, of or for the Liabilities.

C. Representations and Warranties; Covenants. The Guarantor covenants, represents and warrants as of the date hereof and at all times hereafter until the Liabilities are fully paid and performed, and any commitment to make loans, extensions of credit, or other financial accommodations to the Borrower have been terminated, as follows:

     1. Obligations of the Guarantor. This Guaranty and any other Loan Document to which the Guarantor is a party are the legal, valid, and binding obligations of the Guarantor, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. The loans or credit accommodations made by the Bank to the Borrower and the assumption by the Guarantor of its obligations hereunder and under any other Loan Document to which the Guarantor is a party will result in material benefits to the Guarantor. This Guaranty was entered into by the Guarantor for commercial purposes; and

     2. Books and Records; Financial Statements and Information; Tax Returns. All financial statements heretofore delivered by the Guarantor to the Bank are true, correct, and complete in all material respects, and fairly represent the Guarantor's financial condition as of the date hereof, and no information has been omitted which would make the information previously furnished misleading or incorrect in any material respect. The Guarantor shall keep and maintain complete and accurate books and records and shall permit representatives of the Bank to examine and audit the Guarantor's (and its subsidiaries, if any) books and records and to inspect the Guarantor's facilities and properties. The Guarantor shall furnish to the Bank the following financial information: (i) not later than ninety (90) days after the end of each fiscal year, consolidated and consolidating x audited reviewed compiled year-end financial statements for the Guarantor (if the boxes herein are left blank, then the type of financial statement shall be determined by the Bank at its sole discretion), and if applicable, for each of its consolidated subsidiaries, including, but not limited to, statements of financial condition, income and cash flows, a reconciliation of net worth, notes to financial statements (all of the above prepared in accordance with GAAP, consistently applied, by an independent

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         certified public accountant acceptance to the Bank, and certified as true, correct, and complete by the Guarantor's chief financial officer) and any other information that may assist the Bank in assessing the Guarantor's financial condition; (ii) not later than sixty (60) days after the end of each interim fiscal quarter, the Guarantor's consolidated and consolidating financial statements, including, but not limited to, statements of financial condition, income and cash flows, and a reconciliation of net worth (all of the above prepared in a format acceptable to the Bank, certified as true, correct, and complete by the Guarantor's chief financial officer); (iii) the following statements and schedules relating to the Guarantor's business monthly quarterly or at such other times as may be requested by the Bank:

             [_] accounts receivable agings   [_] accounts payable agings
             [_] inventory schedules          [_] Other_____________________;

         and/or (iv) such information respecting the operations, financial or otherwise, of the Guarantor or any of its subsidiaries, as the Bank may from time to time reasonably request. The Guarantor shall prepare and timely file all federal, state and local tax returns required to be filed by the Guarantor and shall submit to the Bank a copy of its federal tax return immediately after filing same with the Internal Revenue Service.

D. No Limitation of Liability. Without incurring responsibility to the Guarantor and without impairing or releasing the obligations of the Guarantor to the Bank or to any Affiliate, the Bank may, at any time, and from time to time, without the consent of, or notice to the Guarantor, upon any terms or conditions, and in whole or in part:

     1. Payment Terms. Change the manner, place, or terms of payment, and/or change or extend the time for payment, or renew or alter, any of the Liabilities, any security therefor or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed, or altered;

     2. Sale of Property. Sell, exchange, release, surrender, realize upon, or otherwise deal with in any manner and in any order, any property, including the Collateral, by whomsoever at any time pledged, mortgaged, or in which a security interest is given to secure, or howsoever securing, the Liabilities;

     3. Failure to Exercise Rights. Exercise or refrain from exercising any rights against the Borrower or any other Obligor (including the Guarantor) or against any Collateral for the Liabilities or otherwise act or refrain from action;

     4. Settlement of Liabilities. Settle or compromise any Liabilities, whether in a proceeding or not, and whether voluntarily or involuntarily, dispose of any Collateral therefor, with or without consideration, or settle or compromise any liability incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any Liabilities, whether due or not;

     5. Application of Funds. Apply any sums by whomsoever paid or howsoever realized to any Liabilities in any order deemed appropriate by the Bank;

     6. Release of Obligations. Add, release, settle, modify, or discharge other obligation of any Obligor or any other party who is in any way obligated for any of the Liabilities;

     7. Additional Security. Accept any additional security for the Liabilities; and/or

     8. Any Other Action. Take any other action which might constitute a defense available to, or a discharge of, the Borrower or any other Obligor (including the Guarantor), in respect of the Liabilities.

    The invalidity, irregularity, or unenforceability of all or any part of the liabilities or any Loan Document or any agreement or instrument or instrument relating thereto, or the lack of validity, enforceability, perfection, impairment or loss of any liens or security interests granted in connection therewith, whether caused by any action or inaction of the Bank or any Affiliates, or otherwise, shall not affect, impair, or be a defense to the Guarantor's obligations under this Guaranty.

E. Waiver of Subrogation. The Guarantor irrevocably waives any present or future claim, right or remedy to which the Guarantor is or becomes entitled that arises hereunder and/or from the performance by the Guarantor hereunder to be subrogated to the Bank's rights against the Borrower or any other Obligor and/or any present or future claim, right or remedy to seek contribution, reimbursement, exoneration, indemnification, payment or the like from the Borrower or any other Obligor on account of this Guaranty or any other Loan Document and/or to participate in any security which the Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to the Guarantor on account of such subrogation, reimbursement, exoneration, indemnification, or contribution at any time when all of the Liabilities have not been paid in full, the Guarantor shall hold such funds and/or property in trust for the Bank and shall forthwith pay over or deliver to the Bank such funds and/or property to be applied by the Bank to the Liabilities.

F. Events of Default. The occurrence of any one of the following shall constitute an event of default ("Event of Default") under this Guaranty:

     1. Breach. A breach by any Obligor of any term, obligation, provision, covenant, representation or warranty arising under (i) this Guaranty or any other Loan Document, including, without limitation, failure to make any payment when due hereunder or under any Loan Document; (ii) any present or future agreement or instrument with or in favor of the Bank and/or any Affiliate, including, without limitation, the failure to make any payment when due; or (iii) any present or future agreement or instrument for borrowed money or other financial accommodations with any other person or entity;

     2. Bankruptcy; Insolvency. (i) Any Obligor commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting any of the foregoing; (ii) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding is involuntarily commenced against or in respect of any Obligor or an order for relief is entered in any such proceeding, (iii) the appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee, or liquidator for any Obligor or any of its property, or for the taking of possession of any part of the property of any Obligor at the instance of any governmental authority; or (iv) any Obligor becomes insolvent (however defined), is generally not paying its debts as they become due, or suspends transaction of its usual business;

     3. Entry of Judgment. The filing, entry, or issuance of any judgment, execution, garnishment, attachment, distraint, or lien against any Obligor or any of its property, or the entry of any order enjoining or restraining any Obligor and/or restraining or seizing any property of any Obligor;

     4. Death; Reorganization. The death, dissolution, merger, consolidation, or reorganization of any Obligor;

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     5.  Material Misstatement. Any statement, representation or warranty made in or pursuant to this Guaranty or any other Loan Document or to induce the Bank to accept this Guaranty or enter into the transactions in respect of which this Guaranty has been delivered shall prove to be untrue or misleading in any material respect;

     6. Additional Debt; Granting of Security Interest. Any Obligor incurs additional debt other than debt incurred for normal consumer purposes, debt to the Bank and/or an Affiliate and/or trade debt in the ordinary course of Obligor's business or transfers or grants any lien or security interest in any of its property on which the Bank has a lien and/or security interest, without the prior written consent of the Bank;

     7. Litigation Against Collateral. The institution of any litigation, action or proceeding in which the Collateral is subject to forfeiture or the forfeiture of the Collateral is sought; or

     8. Transfer of Property. Any Obligor transfers or sells all or substantially all of its assets, without the prior written consent of the Bank.

G. Remedies.

     1. Acceleration of Liabilities; Rights of Bank. Upon the occurrence of an Event of Default described in Section F hereof (other than any Event of Default described in Paragraph F.2.) at the Bank's sole option, all Liabilities shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Guarantor or any other Obligor, all of which are expressly waived. Upon the occurrence of any of the Events of Default described in Paragraph F.2. hereof, immediately and automatically, all Liabilities shall become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Guarantor or any other Obligor, all of which are expressly waived. Upon and following an Event of Default, the Bank may, at its option, exercise any and all rights and remedies it has under this Guaranty, any other Loan Document and/or applicable law including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

     2. Right of Set-off. If any of the Liabilities shall be due and payable and whether or not the Bank shall have made any demand under this Guaranty, and regardless of the adequacy of any Collateral for the Liabilities or other means of obtaining repayment of the Liabilities, the Bank shall have the right, without notice to the Guarantor or to any other Obligor, and is specifically authorized hereby to apply toward and set-off against and apply to the then unpaid balance of the Liabilities any items or funds of the Guarantor and/or any Obligor held by the Bank or any Affiliate, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Guarantor and/or any Obligor, including, without limitation, securities and/or certificates of deposit, now or hereafter maintained by the Guarantor and/or any Obligor for its or their own account with the Bank, and any other indebtedness at any time held or owing by the Bank or any Affiliate to or for the credit or the account of the Guarantor and/or any Obligor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Bank shall have, and the Guarantor hereby grants to the Bank, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof. The Guarantor further authorizes any Affiliate, upon and following the occurrence of an Event of Default, at the request of the Bank, and without notice to the Guarantor, to turn over to the Bank any property of the Guarantor held by the Affiliate of the Guarantor's account and to debit any deposit account maintained by the Guarantor with such Affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Bank up to the amount of the Liabilities, and to pay or transfer such amount or property to the Bank for application to the Liabilities.

     3. Remedies Cumulative; No Waiver. The rights, powers and remedies of the Bank provided in this Guaranty and the other Loan Documents are cumulative and concurrent, and are not exclusive of any right, power or remedy available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     4. Continuing Enforcement of the Loan Documents. If, after receipt of any payment of all or any part of the Liabilities or the obligations of the Guarantor to the Bank, the Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Guaranty and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this paragraph shall survive the termination of this Guaranty and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Liabilities, the cancellation of the Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which the Bank may have taken in reliance upon its receipt of such payment.

H.  Miscellaneous.

     1. Notices. Notices and communications under this Guaranty shall be in writing and shall be given by (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid), to the addresses set forth in the Guaranty. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the Untied States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

     2. Costs and Expenses. Whether or not the transactions contemplated by the Loan Documents are fully consummated, the Guarantor shall promptly pay (or reimburse, as the Bank may elect) all costs and expenses which the Bank has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, protection of Collateral, administration and enforcement of this Guaranty and the other Loan Documents, the collection of all amounts due under this Guaranty and the other Loan Documents, and all amendments, modifications, consents or waivers, if any, to this Guaranty and the other Loan Documents. The Guarantor's reimbursement obligations under this paragraph shall survive any termination of the Loan Documents.

     3. Governing Law. This Guaranty shall be construed in accordance with and governed by the substantive laws of the State of Connecticut without reference to conflict of laws principles.

     4. Integration; Amendment; No Third Party Beneficiary. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Guaranty, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The Guarantor and the Bank do not intend any benefits of this Guaranty to inure to any third party and no third party (including the Borrower) shall have any status, right or entitlement under this Guaranty.

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     5.  Successors and Assigns. This Guaranty (i) shall be binding upon the
         Guarantor and the Bank, where applicable, their respective heirs, executors, administrators, successors and assigns, and (ii) shall inure to the benefit of the Guarantor and the Bank and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Guarantor may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Guarantor shall be void and of no effect with respect to the Bank. The Bank may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Loan Documents and/or the obligations evidenced thereby. The Guarantor authorizes the Bank to provide information concerning the Guarantor to any prospective purchaser, assignee or participant.

     6. Severability and Consistency. The illegality, unenforceability or inconsistency of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Guaranty or any instrument or agreement required hereunder. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Guarantor agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

     7. Consent to Jurisdiction and Service of Process. The Guarantor irrevocably appoints each and every owner, partner, and/or officer of the Guarantor as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against the Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents. If service of process cannot be delivered to the Guarantor as specified by statute, the Guarantor agrees that, with court approval, it may be served by regular or certified mail at the address set forth herein. The Guarantor hereby consents that (i) any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut by service of process on such owner, partner and/or officer; and (ii) such courts shall have jurisdiction with respect to the subject matter hereof and the person of the Guarantor and all Collateral for the Liabilities. The Guarantor agrees that any action brought by the Guarantor shall be commenced and maintained only in a court in the federal judicial district or county in which the Bank has its principal place of business in Connecticut.

     8. Joint and Several Liability. In the event that the Guarantor consists of more than one person or entity, the Liabilities or obligations of each such person or entity shall be joint and several and the word "Guarantor" means each of them, any of them and/or all of them.

     9.  Judicial Proceedings; Waivers.

         THE GUARANTOR AND THE BANK ACKNOWLEDGE AND AGREE THAT (i) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE GUARANTOR OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE GUARANTOR, ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (ii) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (iii) THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY. THE GUARANTOR HEREBY WAIVES PRESENTMENT, NOTICE OF DISHONOR AND PROTEST OF ALL INSTRUMENTS INCLUDED IN OR EVIDENCING THE LIABILITIES OR THE COLLATERAL, IF ANY, AND ALL OTHER NOTICES AND DEMANDS WHATSOEVER, WHETHER OR NOT RELATING TO SUCH INSTRUMENTS.

    10.  Prejudgment Remedies.

         The Guarantor hereby acknowledges that this Guaranty constitutes a commercial transaction. Pursuant to Section 52-278f of the Connecticut General Statutes, the Guarantor hereby waives and relinquishes all rights to notice and hearing as provided in Section 52-278a through 52-278g of said Connecticut General Statutes prior to the securing of any prejudgment remedy against the Guarantor in connection with the Liabilities or any of the instruments or documents executed in connection herewith.

IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered to the Bank by the Guarantor on the day and year first above written.

                                     SMB INDUSTRIES, INC.
                                     Corporation of Partnership Name

First Fidelity Bank                       /s/ Peter Nisselson
     formerly                        By:___________________________________
Union Trust Company                      Name: Peter Nisselson
                                         Title: President

                                                2 Madison Avenue
                                     Address: _____________________________

                                                Larchmont, NY 10538
                                              _____________________________
ACKNOWLEDGED AND ACCEPTED:
  FIRST FIDELITY BANK

          /s/ John R. Riley
By: ________________________________
     Name:  John R. Riley
     Title: Assistant Vice President

Address: 300 Main Street
        ____________________________

         Stamford, CT 06904
        ____________________________

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          PARTNERSHIP ACKNOWLEDGEMENT (Non-Corporate General Partner)


STATE OF CONNECTICUT  )
                      )   SS.:
COUNTY OF             )

     I CERTIFY that on _______________, 19__, ___________________, the general partner of __________________, a ______________________  general/limited partnership, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act of said partnership.

                                          __________________________________

                                          Name: ____________________________

                                          Title: ___________________________

            PARTNERSHIP ACKNOWLEDGEMENT (Corporate General Partner)

STATE OF CONNECTICUT  )
                      )   SS.:
COUNTY OF             )

     I CERTIFY that on ________________, 19__, ______________, the ___________
of __________________, a ____________________ corporation, the general partner of _______________, a _____________ general/limited partnership, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act of said partnership.

                                          __________________________________

                                          Name: ____________________________

                                          Title: ___________________________


                           CORPORATE ACKNOWLEDGEMENT


STATE OF CONNECTICUT  )
                      )   SS.:
COUNTY OF FAIRFIELD   )


     I CERTIFY that on July 6, 1995, Peter Nisselson, the President of SBM
                      -------    --  ---------------     ----------    ----
INDUSTRIES, INC., a President corporation, personally appeared before me, who I
----------------    ---------
am satisfied to be the person who signed the foregoing instrument, and acknowledged that he/she was authorized to execute the same as the act said corporation.

                                              /s/ Thomas A. Banahan
                                          _____________________________________

                                                  Thomas A. Banahan
                                          Name: _______________________________

                                                 Commissioner of Superior Court
                                          Title: ______________________________

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